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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Earliest Event Reported:  April 19, 1999



                    MEDICIS PHARMACEUTICAL CORPORATION
          (Exact name of registrant as specified in its charter)


      Delaware                    0-18443                 52-1574808
  (State or other               (Commission             (IRS Employer
  jurisdiction of               file number)         Identification No.)
   incorporation)

                         4343 East Camelback Road
                          Phoenix, Arizona 85018
           (Address of principal executive offices)  (Zip code)

            Registrant's telephone number, including area code:
                              (602) 808-8800


       (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

     Effective as of April 1, 1999, the Registrant purchased all the issued and outstanding common stock of Ucyclyd Pharma, Inc. ("Ucyclyd"), a Maryland corporation (the "Acquisition") pursuant to a Stock Purchase Agreement by and among the Registrant, Ucyclyd and the Sellers signatory thereto. A description of the Acquisition is contained in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               The following Exhibits are filed as part of this report:

               99.1 -    Press Release dated April 19, 1999.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDICIS PHARMACEUTICAL CORPORATION


                              /S/ MARK A. PRYGOCKI, SR.
                              -----------------------------------
                              Mark A. Prygocki, Sr.
                              Chief Financial Officer

Date:  April 22, 1999.





                               EXHIBIT INDEX


Exhibit
Number         Description
-------        -----------

 99.1    --   Press Release dated April 19, 1999.